Exhibit 32.1


                              Certification
           Pursuant to Section 906 of Sarbanes-Oxley Act of 2002


The undersigned Chief Executive Officer and Principal Accounting Officer of Mid-Wisconsin Financial Services, Inc. ("Mid-Wisconsin") certify pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that (1) the Quarterly Report on Form 10-Q of Mid-Wisconsin for the quarterly period ended September 30, 2008 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of Mid-Wisconsin.



Date:  November 10, 2008                  JAMES F. WARSAW
                                          James F. Warsaw
                                          President and Chief Executive Officer



                                          RHONDA R. KELLEY
                                          Rhonda R. Kelley
                                          Principal Accounting Officer


      A signed original of this written statement required by Section 906 has been provided to Mid-Wisconsin Financial Services, Inc. and will be retained by Mid-Wisconsin Financial Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.